SIERRA VENTURES, INC.
INCORPORATED UNDER THE LAWS OF THE STATE OF WYOMING
AUTHORIZED SHARES $0.001 PAR VALUE

NUMBER	SHARES
CUSIP
See Reverse For Certain Definitions

THIS CERTIFIES THAT

Is The Owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF $0.001 PAR VALUE COMMON

STOCK OF

SIERRA VENTURES, INC.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are subject to the laws of the State of Wyoming, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid unless countersigned by the Transfer Agent.

WITNESS, the facsimile seal of the Corporation and the signatures of its duly authorized officers.

Dated:

/s “Ian Jackson” Secretary	Seal	/s “Ian Jackson” President

SIERRA VENTURES, INC.

The following abbreviations when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable law or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT - ____________________Custodian ____________________
(Minor) under Uniform Gifts to Minors Act _________________ (State)

Additional abbreviations may also be used though not in the above list.

For Value Received, the undersigned hereby sells, assigns and transfers unto

___________________________________________________________________________
(Please insert name and/or Social Security or other identifying number of Assignee).

___________________________________________________________________________
(Please print or typewrite name and address, including zip code of Assignee)

___________________________________________________________________________

_____________ shares of the capital stock of _______________________________________ represented by the within Certificate, and do hereby irrevocably constitute and appoint

__________________________________________________ Attorney to transfer the said stock on the books of the within-named Corporation, with full power of substitution in the premises.

Dated at _____________________________, this _____ day of ______________, 200__.

X _______________________________________________________________________
(Signature of Assignor / Transferor)

Notice: The signature to this Assignment must correspond with the name as written upon the face of this certificate in every particular, without alteration or enlargement or any change whatsoever. The signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership

Signature(s) Guaranteed by:

__________________________________
(Bank, Trust Company or Broker-Dealer)

TRANSFER FEE WILL APPLY